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                                                                    EXHIBIT 23.1





                        CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Federated Department Stores, Inc.:

    We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                           KPMG Peat Marwick LLP

Cincinnati, Ohio
May 26, 1995